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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Sections 13 or 15(d) of the


                         Securities Exchange Act of 1934



                     Date of Report (Date of earliest event
                           reported): August 27, 2002



                   The Hartford Financial Services Group, Inc.
             (Exact name of registrant as specified in its charter)



        Delaware                    0-19277                  13-3317783
-------------------------   -------------------------   ------------------------
    (State or other        (Commission File Number)       (I.R.S. Employer
    jurisdiction of                                       Identification No.)
    incorporation)

                   The Hartford Financial Services Group, Inc.
                                 Hartford Plaza
                        Hartford, Connecticut 06115-1900
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (860) 547-5000
              (Registrant's telephone number, including area code)
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The following document is filed with reference to and hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-88762), of The Hartford Financial Services Group, Inc. filed with the Securities and Exchange Commission on May 21, 2001:

(c) Exhibits

Exhibit 12.01   Computation of Ratio of Earnings to Fixed Charges.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     The Hartford Financial Services Group, Inc.
                                     -------------------------------------------
                                     (Registrant)



Date:  August 27, 2002                By:   /s/ Neal S. Wolin
                                            ------------------
                                            Name:  Neal S. Wolin
                                            Title: Executive Vice President
                                                   and General Counsel
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                                EXHIBIT INDEX


EXHIBIT NUMBER                       DESCRIPTION
--------------    --------------------------------------------------

12.01             Computation of Ratio of Earnings to Fixed Charges.